Exhibit 10.20

FIRST AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is dated as of the 1st day of July, 2004 and is between EBIX, INC., a Delaware corporation (the “Company”), and LaSalle Bank National Association (“Bank”).

W I T N E S S E T H:

WHEREAS, the Company and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of April     , 2004 (as amended, restated, modified or supplemented and in effect from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested that the Bank consent to the Acquisition (as hereinafter defined) and that the credit facilities under the Credit Agreement be modified to permit an extension of the maturity of certain Letters of Credit to be issued in connection therewith and to permit the repurchase of certain Stock to be issued in connection therewith; and

WHEREAS, subject to the terms and conditions of this Amendment, Bank is agreeable to such request.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.                                       Definitions.  Capitalized terms used in this Amendment and not otherwise defined herein are used with the meanings given such terms in the Credit Agreement.  In addition, for purposes of this Amendment the terms defined in Section 2(A) of this Amendment shall have the meanings indicated therein.

2.                                       Amendments to the Credit Agreement.  Effective on the Amendment Effective Date, the Credit Agreement shall be amended as follows:

(A)                              Section 1.01 of the Credit Agreement shall be amended by the addition thereto of the following additional defined terms, each in its appropriate alphabetical place:

“Amendment” means that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of July 1, 2004 between the Company and the Bank.

“Amendment Effective Date” means the date upon which the Amendment is executed by the Company and Bank and each of the other conditions specified in Section 3 thereof have been satisfied.

“Acquisition” means the acquisition by Ebix Australia Pty Ltd. of the assets of Heart Consulting Services Pty Ltd. in accordance with the terms of the Heart Consulting Acquisition Agreement.

“Heart Consulting Acquisition Agreement” shall mean that certain Agreement dated as of July 1, 2004, between Ebix Australia Pty Ltd. and Heart Consulting Services Pty Ltd., pursuant to which Ebix Australia Pty Ltd. is purchasing the assets of and assuming certain liabilities of Heart Consulting Services Pty Ltd.

“Heart Consulting Letters of Credit” mean the three Letters of Credit to be issued to Heart Consulting Services Pty Ltd. under the Heart Consulting Acquisition Agreement with expiry dates of July 10, 2005, July 10, 2006 and July 10, 2007 respectively.

“Repurchase Agreement” means the Agreement dated as of July 1, 2004, between the Company and Heart Consulting Services Pty Ltd. providing for the redemption of certain Stock held by Heart Consulting Services Pty Ltd. issued in connection with the Acquisition.

(B)                                The second sentence of Section 2.01(E) of the Credit Agreement is amended in its entirety to read as follows:

“Each Letter of Credit (other than the Heart Consulting Letters of Credit) shall have an expiry date no later than 365 days after the Revolving Credit Termination Date and will be secured by cash on terms reasonably acceptable to Bank if outstanding at any time after the Revolving Credit Loan Termination Date if not extended by Bank.”

(C)           Section 6.08 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Declare or pay any dividends, or redeem or repurchase any of, or make any other payment or distribution on account of, any Stock, except as provided in the Repurchase Agreement.”

3.                                       Conditions to Amendment Effective Date.  This Amendment shall become effective and the Amendment Effective Date shall occur upon completion of each of the following conditions to the reasonable satisfaction of Bank:

(A)                              Execution and Delivery of This Amendment.  This Amendment shall have been duly executed by the Company and Bank;

(B)                                Secretary’s Certificates; Resolutions; Incumbency.  The Company shall have delivered to Bank a certificate of the Secretary or Assistant Secretary of the Company certifying:

(i)                                     the names, offices and true signatures of the officers of the Company authorized to execute, deliver and perform, as applicable, this Amendment; and

(ii)                                  true and correct copies of resolutions of the board of directors of the Company approving and authorizing the execution, delivery and performance by the Company of this Amendment, and the Repurchase Agreement;

(C)                                Copies of Documents.  Copies, certified by the Secretary of the Company, of the agreements, instruments and documents executed and delivered in connection with the closing of the Acquisition.

(D)                               No Defaults.  No Event of Default shall have occurred and be continuing under the Credit Agreement; and

4.                                       Representations and Warranties.  To induce Bank to enter into this Amendment, the Company represents and warrants that:

(A)                              the execution, delivery and performance by the Company of this Amendment and the other instruments, documents and agreements of the Company contemplated hereby have been duly authorized by all requisite corporate action on the part of the Company;

(B)                                this Amendment has been and each other instrument, document or agreement of the Company to be delivered in connection herewith will be when delivered, duly executed and delivered by the Company and will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or by general principals of equity; and

(C)                                No Event of Default exists as of the date of this Amendment; and

5.                                       Consent and Waiver.  The Company has informed Bank that the Company has formed Ebix Australia Pty Ltd. as a wholly-owned Subsidiary of the Company, for the purpose of acquiring the assets of Heart Consulting Services Pty Ltd.   The Company requests that Bank consent to consummation of the Acquisition, issuance of the Stock to Heart Consulting Services Pty Ltd. in connection therewith, issuance of the Heart Consulting Letters of Credit and waive any Event of Default which would otherwise arise under the Credit Agreement by reason of the foregoing.

Effective on the Amendment Effective Date, Bank agrees to such requests of the Company and consents to such actions by the Company and Ebix Australia Pty Ltd. and waives any Event of Default which may arise by reason of such actions by the Company and Ebix Australia Pty Ltd. under the Heat Consulting Acquisition Agreement and Repurchase Agreement.

6.                                       Miscellaneous.

(A)                              Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart for each of the parties hereto.  Delivery by facsimile by any of the parties hereto of an executed counterpart of this Amendment shall be effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

(B)                                Headings.  The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

(C)                                Governing Law.  This Amendment and the rights and obligations of the parties shall be construed and interpreted in accordance with the laws of the State of Illinois.

(D)                               Severability.  If any provision of any of this Amendment is determined to be illegal, invalid or enforceable, such provision shall be fully severable and the remaining provisions shall remain full force and effect and shall be construed without giving effect to the illegal, invalid or enforceable provisions.

(E)                                 Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(F)                                 References; Loan Document.  From and after the date of execution of this Amendment, any reference to the Credit Agreement contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

EBIX, INC.

By:	/s/ RJ Baum
Name:	RJ Baum
Title:	CFO

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Wm Robertson
Name:	Wm Robertson
Title:	SVP